FIRST AMENDMENT TO
                    THE REVOLVING CREDIT AGREEMENT



      FIRST AMENDMENT dated the 12th day of March, 1999 to the REVOLVING CREDIT AGREEMENT (the "Credit Agreement") dated August 31, 1998 by and between SAUCONY, INC., a Massachusetts corporation with its principal place of business at 13 Centennial Drive, Peabody, Massachusetts (the "Borrower") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company with its head office at 225 Franklin Street, Boston, Massachusetts (the "Bank").

      Except as otherwise indicated, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

      1. Increase of Commitment. From and including the Effective Date (as defined below) Section 2.1 of the Credit Agreement shall be revised to read as follows:

      2.1. Revolving Credit. The Bank agrees on the terms and conditions herein set forth, to make loans, whether LIBO Rate Loans or Prime Rate Loans (including LMCS Loans) (together, the "Loans") to the Borrower and to issue Letters of Credit (subject, however, to the additional terms and conditions of the Letter of Credit Agreement) from time to time during the period from the date of this Agreement up to but not including the Termination Date in an aggregate principal amount of up to twenty million United States Dollars (US$20,000,000) at any one time outstanding, as such amount may be reduced pursuant to Section 2.2 (the "Commitment"). Each Loan (other than a LMCS Loan) which shall not utilize the Commitment in full shall be in an amount not less than $50,000. Within the limits of the Commitment, the Borrower may borrow, prepay pursuant to Section 2.7, repay pursuant to Section 2.8, and reborrow under this Section 2.1.

      2.  The  Effective  Date  shall  be the  date  when  all of the  following
conditions   precedent   shall  have  been   satisfied  in  form  and  substance
satisfactory to the Bank:

       (a) The Borrower shall have executed and delivered to the Bank this First Amendment and the Amended and Restated Note, attached hereto as Exhibit A.

      (b) The Borrower shall have delivered to the Bank a certificate from its President, Chief Operating Officer or Clerk certifying to the Board of Directors votes authorizing the execution, delivery and performance of this First Amendment, the Amended and Restated Note, and the other matters contemplated hereby, setting forth the names of the officers of the Borrower authorized to sign the same, and stating that the Bank may conclusively rely on the statements made therein until the Bank shall receive a further certificate of such officer canceling or amending the prior certificate.

       (c) The Bank shall have received a duly executed original of the favorable legal opinion of counsel for the Borrower as to the due authorization, execution and enforceability of the

Credit Agreement, as amended by this First Amendment, and the Amended and Restated Note and such other matters as the Bank and its counsel may reasonably require.

      (d) The  representations  and  warranties  of the  Borrower  contained  in
Section 4 of the Credit Agreement shall be true on and as of the Effective Date as if they had been made on such date (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under the Credit Agreement).

      (e) No Default shall have occurred and be continuing.

      3. The Borrower represents and warrants to the Bank that (i) the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement are true on the date hereof as though made on such date (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under the Credit Agreement), and (ii) no Default has occurred or is continuing or will occur after giving effect to this First Amendment and the transactions contemplated hereunder.

      4. As of the Effective Date, all references to the Credit Agreement shall be to the Credit Agreement as amended hereby and all references to the Note shall be to the Amended and Restated Note.

      5. The Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by the Bank in connection with the preparation, negotiation and execution of this First Amendment and of the documents and instruments referred to herein.

      6. Except as otherwise provided herein all other terms of the Credit Agreement shall remain in full force and effect.

      7. THE BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT,
COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE BANK. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BORROWER AND THE BANK ENTERING INTO THIS FIRST AMENDMENT AND EACH SUCH OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective duly authorized officers as of the date first above written.



SAUCONY, INC.

Borrower

By:   /s/ Charles A. Gottesman
Name: Charles A. Gottesman
Title: Executive Vice President



STATE STREET BANK AND TRUST COMPANY
Bank


By:  /s/ Kelley L. Rumps
Name: Kelley L. Rumps
Title:  Assistant Vice President

                EXHIBIT AAMENDED AND RESTATED PROMISSORY NOTE

US$20,000,000
Boston, Massachusetts
                                                         March 12, 1999



     FOR VALUE RECEIVED, the undersigned, Saucony, Inc., a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of State Street Bank and Trust Company, at its offices at 225 Franklin Street, Boston, Massachusetts (the "Bank") the principal sum of Twenty Million United States Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, together with interest on the outstanding principal amounts of the Loans, at the rates, on such dates and as otherwise provided for in the Credit Agreement.

     This Note is the Note referred to in the Revolving Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement"), dated as of August 3 1, 1998, by and between the Borrower and the Bank and is subject to the provisions and entitled to the benefits thereof. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. As provided in the Credit Agreement, this Note is subject to voluntary prepayment, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note shall be, or may be declared to be, due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower hereby waives, to the fullest extent permitted by applicable law, presentment, demand, protest and all notices of any kind in connection with this Note.

     This Note amends and restates the terms of that Promissory Note dated August 31, 1998 (the "1998 Note") made by the Borrower to the order of the Bank, which 1998 Note is superseded in its entirety hereby. By accepting this Note or canceling the 1998 Note, the Bank does not waive any obligation of the Borrower to the Bank under the 1998 Note, nor shall the delivery or acceptance of this Note be deemed to satisfy any such obligation, the intent of the parties being to hereby amend and restate the agreed terms applicable to such obligations.

      This Note is executed as an instrument under seal, and shall be governed by the laws of the Commonwealth of Massachusetts.

     THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.



                                    SAUCONY, INC.



                                    By:  /s/ Charles A. Gottesman
                                    Name:  Charles A. Gottesman
                                    Title: Executive Vice President

                 AMENDED AND RESTATED PROMISSORY NOTE

US$20,000,000
Boston, Massachusetts March 12, 1999FOR VALUE RECEIVED, the undersigned, Saucony, Inc., a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of State Street Bank and Trust Company, at its offices at 225 Franklin Street, Boston, Massachusetts (the "Bank") the principal sum of Twenty Million United States Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, together with interest on the outstanding principal amounts of the Loans, at the rates, on such dates and as otherwise provided for in the Credit Agreement.

     This Note is the Note referred to in the Revolving Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement"), dated as of August 3 1, 1998, by and between the Borrower and the Bank and is subject to the provisions and entitled to the benefits thereof. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. As provided in the Credit Agreement, this Note is subject to voluntary prepayment, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note shall be, or may be declared to be, due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower hereby waives, to the fullest extent permitted by applicable law, presentment, demand, protest and all notices of any kind in connection with this Note.

     This Note amends and restates the terms of that Promissory Note dated August 31, 1998 (the "1998 Note") made by the Borrower to the order of the Bank, which 1998 Note is superseded in its entirety hereby. By accepting this Note or canceling the 1998 Note, the Bank does not waive any obligation of the Borrower to the Bank under the 1998 Note, nor shall the delivery or acceptance of this Note be deemed to satisfy any such obligation, the intent of the parties being to hereby amend and restate the agreed terms applicable to such obligations.

      This Note is executed as an instrument under seal, and shall be governed by the laws of the Commonwealth of Massachusetts.

      THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.



                                    SAUCONY, INC.



                                    By: /s/ Charles A. Gottesman
                                    Name:  Charles A. Gottesman
                                    Title:  Executive Vice President